EXHIBIT 10.12

                                 PROMISSORY NOTE



   $250,000.00
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                                            Greenville, South Carolina
                                            August 14, 2001




              FOR VALUE RECEIVED   RSI Holdings, Inc.
                                   ---------------------------------------------

             28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA 29601
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promises to pay               Minor H. Mickel
                 ---------------------------------------------------------------

the sum of         Two Hundred Fifty Thousand Dollars and No/100 ($250,000.00)
                 ---------------------------------------------------------------

with interest thereon from            date         at the rate of     8.00%
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per centum per annum, to be computed and paid quarterly until paid in full on or before August 14, 2006. Interest to be paid quarterly beginning November 30, 2001 and at the end of each fiscal quarter thereafter.




                                            RSI Holdings, Inc.




                                            By:  /s/ Buck A. Mickel
                                                 --------------------------
                                            Buck A. Mickel, President and CEO